SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 18, 1998
                                                  ---------------



                             Regent Bancshares Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




  New Jersey                       0-17753                        23-2440805
---------------                  -----------                 -------------------
(State or other                  (Commission                  (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)



1430 Walnut Street, Philadelphia, Pennsylvania                       19102
----------------------------------------------                    ----------
  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (215) 546-6500
                                                   ---------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On March 18, 1998, Registrant and Registrant's wholly owned subsidiary, Regent National Bank (the "Bank"), entered into an Agreement and Plan of Merger, as amended and restated on March 27, 1998 (the "Merger Agreement"), with JeffBanks, Inc. ("JBI") and its wholly owned subsidiary, JeffBanks Acquisitioncorp. V, Inc. ("JBI Merger Sub"), pursuant to which Registrant will merge (the "Merger") with and into JBI Merger Sub with Registrant as the surviving corporation followed by the merger of Registrant with and into JBI with JBI as the surviving corporation and the Bank will merge (the "Bank Merger") with and into Jefferson Bank ("Jefferson") with Jefferson as the surviving bank. The Merger and the Bank Merger are subject to approval by the shareholders of JBI and Registrant as well as various regulatory approvals, including approval by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking.

         The Merger Agreement provides that, upon consummation of the Merger, each outstanding share of Common Stock of Registrant will be converted into the right to receive .303 of a share of Common Stock of JBI, and that each outstanding and unexercised option to purchase Common Stock of Registrant will be automatically converted into an option to purchase that number of shares of JBI Common Stock as equals the number of shares of Registrant's Common Stock purchasable pursuant to such option multiplied by .303 at an exercise price equal to the exercise price of the Registrant option divided by .303. For further information regarding the terms and conditions of the Merger Agreement, reference is made to the Merger Agreement filed as Exhibit 1 hereto and incorporated herein by reference.

         On March 18, 1998, Registrant also entered into a Stock Option Agreement, as amended and restated on March 27, 1998 (the "Option Agreement"), with JBI whereby JBI was granted an option to purchase up to 678,340 shares of Registrant's Common Stock at $14.39 per share under certain circumstances. For further information regarding the terms and conditions of the Option Agreement, reference is made to the Option Agreement filed as Exhibit 2 hereto and incorporated herein by reference.

         Exhibit 3 to this Form 8-K Report is the press release regarding the Merger Agreement issued jointly by Registrant and JBI on March 19, 1998.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.



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

         (c) Exhibits:

             1. Amended and Restated Agreement and Plan of Merger effective as of March 18, 1998 among Regent Bancshares Corp., Regent National Bank, JeffBanks, Inc. and JeffBanks Acquisitioncorp. V, Inc.

             2. Amended and Restated Stock Option Agreement effective as of March 18, 1998 between Regent Bancshares Corp. and JeffBanks, Inc.

             3. March 19, 1998 joint press release issued by JeffBanks, Inc. and Regent Bancshares Corp.


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
                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGENT BANCSHARES CORP.


Date:  March 30, 1998                     By:/s/ Robert B. Goldstein
                                             -----------------------------------
                                              Robert B. Goldstein, President
                                              and Chief Executive Officer


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
                                  EXHIBIT INDEX




Exhibit                                                            Sequentially
Number                Description                                  Numbered Page
-------               ------------                                 -------------

   1        Amended and Restated Agreement and
            Plan of Merger effective as of March 18, 1998 among Regent Bancshares Corp., Regent
            National Bank, JeffBanks, Inc. and JeffBanks
            Acquisitioncorp. V, Inc.

   2 Amended and Restated Stock Option Agreement effective as of March 18, 1998 between Regent Bancshares Corp. and JeffBanks, Inc.

   3 March 19, 1998 joint press release issued by JeffBanks, Inc. and Regent Bancshares Corp.




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